Exhibit 99.2
Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 1 Veeco Instruments Q2 2023 Financial Results Conference Call - August 7th, 2023

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 2 Safe Harbor This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; the level of demand for our products; global economic and industry conditions; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 3 Bill Miller, Ph.D. CEO Overview and Business Update

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 4 Q2 Financial & Business Highlights $162M $24M 0.36¢ Revenue Non-GAAP Operating Income Diluted Non-GAAP EPS • Revenue near high-end of guidance • Non-GAAP EPS exceeds high-end of guidance • Record Semiconductor revenue • Shipped and received LSA orders for High-Bandwidth Memory (HBM) DRAM • Received LSA orders from two logic customers most advanced nodes • Progress toward shipment of Nano-Second Annealing (NSA) and Ion Beam Deposition (IBD) evaluations Record Semiconductor revenue drives strong top and bottom-line Non-GAAP results

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 5 Market Update Core Technologies Laser Annealing Ion Beam Lithography Wet Epitaxy Processing Ion Beam Data Storage Market growth expected in 2023 despite ongoing industry challenges Compound Semiconductor Market opportunity driven by demand for epitaxy equipment for power electronics and photonics applications Semiconductor Market strength driven by broad based demand for LSA product line from both leading and trailing edge customers Wet Processing

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 6 Veeco Technologies for Artificial Intelligence Advanced Packaging Current PTOR • Wet Processing for micro-bump flux clean • Lithography for Cu bumps Future Opportunities • Wet Processing for temporary bond clean GPU Current PTOR • Laser-Spike Annealing (LSA) • IBD for EUV mask blanks Future Opportunities • Nano-Second Annealing (NSA) • IBD for low resistivity metals High-Bandwidth Memory (HBM) DRAM Current PTOR • Laser-Spike Annealing (LSA) Future Opportunities • Nano-Second Annealing (NSA) • IBD for low resistivity metals Illustration of typical AI chip PTOR = Production Tool of Record TSV = Through Silicon Via GPU = Graphics Processing Unit IBD = Ion Beam Deposition

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 7 Laser Annealing Opportunity Growth driven by new logic and memory applications with LSA and NSA • Continued execution of LSA growth strategy • LSA platform production tool of record for Tier 1 IDM’s, foundries, and memory customers • Progress toward winning additional applications • In early stages of adoption in memory market • NSA provides expansion into new applications

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 8 Ion Beam Deposition– Advanced Node Semi Opportunity Adapting IBD technology for additional advanced node semiconductor applications • Engaged with Tier 1 advanced memory and logic customers • Leveraging decades of experience and core IBD technology in Semiconductor market • Innovative technology addresses gaps with existing technologies • Potential to expand to multiple advanced node applications PVD IBD Illustration of grain size and distribution Uniformly oriented large grains = lowest resistivity Non-uniform, randomly oriented grains of small size

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 9 John Kiernan CFO Financial Review

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 10 Q2 2023 Revenue by Market & Region 65% 9% 11% 15% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 31% 11% 22% 36% EMEA China United States Rest of APAC $162M Revenue Trend ($M) Q2 22 Q1 23 Q2 23 Semiconductor 98 93 106 Compound Semi 31 21 24 Data Storage 22 22 14 Scientific & Other 14 18 17 Total 164 154 162 Amounts may not calculate precisely due to rounding. ROW is negligible

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 11 Q2 2023 Operating Results In millions (except per share amounts) GAAP Non-GAAP Q1 23 Q2 23 Q1 23 Q2 23 Revenue $153.5 $161.6 $153.5 $161.6 Gross Profit 62.0 67.5 63.7 69.1 Gross Margin 40.4% 41.8% 41.5% 42.7% Operating Expenses 52.2 53.8 43.3 44.8 Operating Income 9.8 13.7 20.4 24.3 Net Income (Loss) 8.7 ($85.3)* 16.9 20.6 Diluted Earnings (Loss) Per Share $0.17 ($1.61)* $0.30 $0.36 Diluted Shares 59.9 52.9 63.3 61.2 *Net loss of $85.3 million or $1.61 per share was principally from a $97 million loss on extinguishment from refinancing a portion of our Convertible Notes. Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 12 Balance Sheet and Cash Flow Highlights $ millions Q1 23 Q2 23 Cash & Short-Term Investments 253 287 Accounts Receivable 120 130 Inventories 226 244 Accounts Payable 62 63 Long-Term Debt Including Current Portion 255 274 Cash Flow from Operations 14 11 DSO (days) 70 72 DIO 213 225 DPO 62 61 Capital Expenditures 7 4 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 13 2023 Guidance GAAP Non-GAAP Revenue $155M - $175M $155M - $175M Gross Margin 41%-42% 42%-43% Operating Expenses $53M - $55M $45M - $47M Net Income / (Loss) $9M - $15M $17M - $23M Diluted Earnings / (Loss) Per Share $0.16 – $0.27 $0.30 - $0.40 A reconciliation of Q2 GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Q3 2023 Reiterating 2023 Revenue Outlook • Revenue: $630 - $670 million Raising 2023 Non-GAAP Gross Margin & EPS Outlooks • Gross margin from between 41%-42% to 42%-43% • Non-GAAP EPS from between $1.15-$1.35 to $1.30-$1.50

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 14 CEO Closing Remarks

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 15 Compelling Investment Opportunity Differentiated technologies in growth markets Laser Annealing share growing and roadmap advancing Leveraging IBD leadership for semiconductor applications Long-term opportunities for epitaxy equipment High Performance Computing/AI Mobility and Immersive User Experience Transformation of the Automotive Industry The Cloud Megatrends

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 16 Thank You Q&A

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 17 Backup and Financial Tables

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 18 Historical Revenue by End-Market $M 2020 2021 2022 2023 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Semiconductor 37.4 37.5 33.6 57.4 165.9 51.6 53.7 76.3 65.4 247.1 77.6 97.5 100.4 93.8 369.4 93.1 106.3 Compound Semi 18.4 17.8 26.6 45.2 107.9 24.8 24.2 23.3 34.7 107.0 37.1 31.1 28.1 24.9 121.2 21.2 24.1 Data Storage 38.9 28.3 36.9 19.2 123.3 41.0 52.0 39.3 36.5 168.8 21.6 21.5 27.7 16.7 87.5 21.5 13.9 Scientific & Other 9.8 15.1 15.0 17.1 57.0 16.4 16.4 11.4 16.3 60.5 20.1 13.8 15.7 18.4 68.0 17.7 17.4 Total 104.5 98.6 112.1 138.9 454.2 133.7 146.3 150.2 153.0 583.3 156.4 164.0 171.9 153.8 646.1 153.5 161.6 Amounts may not calculate precisely due to rounding.

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 19 Amounts may not calculate precisely due to rounding. Convertible Notes Refinancing - Extinguishment Loss $ millions 2025 Notes 2027 Notes Total Principal Amount of Notes Repurchased $106.0 $100.0 $206.0 Less: Unamortized Transaction Costs* 0.6 1.5 2.1 Net Debt Extinguished 105.4 98.5 203.9 Cash Consideration 106.0 92.8 198.8 Stock Consideration** 15.9 86.3 102.2 Total Consideration Paid 121.9 179.1 301.0 Loss on Extinguishment $16.5 $80.6 $97.1 * 80% of the 2025 and 2027 Convertible Notes outstanding were repurchased, and therefore 80% of the unamortized transaction costs were written off during extinguishment. ** Stock consideration includes 0.7 and 3.8 million shares issued for the 2025 and 2027 Convertible Notes, respectively, at a stock price of $22.90.

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 20 Convertible Notes – Outstanding * Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction **Weighted average Convertible Notes Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non-Cash Interest Initial Conversion Price Convertible Notes Due Jan 2025 $27M $26M 3.5% $0.9M $0.1M $24.00 Convertible Notes Due June 2027 25M 25M 3.75% 0.9M 0.1M 18.46* Convertible Notes Due June 2029 230M 223M 2.875% 6.6M 1.1M 29.22 Total Convertible Notes $282M $274M 3.0%2 $8.4M $1.3M $27.77** As of June 30, 2023 As of March 31, 2023 Convertible Notes Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non-Cash Interest Initial Conversion Price Convertible Notes Due Jan 2025 $133M $132M 3.5% $4.6M $0.5M $24.00 Convertible Notes Due June 2027 125M 123M 3.75% 4.7M 0.4M 18.46* Total Convertible Notes $258M $255M 3.6%2 $9.3M $0.9M $21.31** Amounts may not calculate precisely due to rounding.

Effect of Convertible Notes on Diluted EPS (Effective Q3 2023)

2025 and 2027 Convertible Notes

Quarterly

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
≥ $0.14 < $0.23	$257	1,788	≥ $0.17 < $0.21	$234	1,354
≥ $0.23	$513	2,893	≥ $0.21	$466	2,458

Annual

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
≥ $0.57 < $0.93	$1,028	1,788	≥ $0.69 < $0.84	$938	1,354
≥ $0.93	$2,054	2,893	≥ $0.84	$1,865	2,458

2029 Convertible Notes (GAAP and Non-GAAP)**

Average Stock Price per Common Share	Incremental Dilutive Shares (in thousands)
$29.00	-
$30.00	205
$31.00	452
$32.00	684
$33.00	902
$34.00	1,106
$35.00	1,300
$36.00	1,482
$37.00	1,655
$38.00	1,818
$39.00	1,974
$40.00	2,121
$41.00	2,261
$42.00	2,395
$43.00	2,522
$44.00	2,644
$45.00	2,760

Based upon current 2025 and 2027 Convertible Notes outstanding. The above calculations are intended to be estimates only, and reflect the use of the if-converted method for diluted EPS purposes. The EPS thresholds mentioned above represent various ranges at which some of our Convertible Notes may become dilutive. No shares are added for dilution purposes if the addition of such shares (and reduced interest expense) would be anti-dilutive.

* The non-GAAP incremental dilutive shares includes the impact of the Company's capped call transactions issued concurrently with our 2027 Convertible Notes, and assumes an average per share stock price above $18.46.

** The Company is required to settle the principal amount of the 2029 Convertible Notes in cash, and has the option to settle the excess above principal in any combination of cash or shares. As such, only "in-the-money" shares above the implied conversion price of $29.22 are added to the diluted share count, and there is no interest expense add-back to the numerator for purposes of calculating diluted EPS.

21 Q2 2023 Financial Results Conference Call
Copyright © 2023 Veeco Instruments Inc. All Rights Reserved.

Amounts may not calculate precisely due to rounding.

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 22 Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 23 Supplemental Information—GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. $ millions Q1 23 Q2 23 Net sales $153.5 $161.6 GAAP gross profit 62.0 67.5 GAAP gross margin 40.4% 41.8% Add: Share-based comp 1.5 1.6 Add: Other 0.2 - Non-GAAP gross profit $63.7 $69.1 Non-GAAP gross margin 41.5% 42.7% In millions Q1 23 Q2 23 GAAP Net income (loss) $8.7 ($85.3) Add: Share-based comp 7.0 7.9 Add: Amortization 2.1 2.1 Add: Transition expenses related to San Jose expansion project 0.8 - Add: Changes in contingent consideration - 0.3 Add: Acquisition related 0.7 0.2 Add: Other (income) expense, net - 97.1 Add: Interest expense 0.8 0.6 Add: Tax expense (benefit) 0.3 1.3 Non-GAAP operating income $20.4 $24.3 $ millions, except per share amounts Q1 23 Q2 23 GAAP Basic weighted average shares 50.6 52.9 GAAP Diluted weighted average shares 59.9 52.9 GAAP Basic EPS $0.17 ($1.61) GAAP Diluted EPS $0.17 ($1.61) GAAP Net income (loss) $8.7 ($85.3) Add: Share-based comp 7.0 7.9 Add: Amortization 2.1 2.1 Add: Transition expenses related to San Jose expansion project 0.8 - Add: Changes in contingent consideration - 0.3 Add: Acquisition related 0.7 0.2 Add: Non-cash interest expense 0.2 0.3 Add: Other (income) expense, net - 97.1 Add: Tax adjustment from GAAP to Non-GAAP (2.7) (2.1) Non-GAAP net income 16.9 20.6 Non-GAAP basic EPS $0.33 $0.39 Non-GAAP diluted EPS $0.30 $0.36 Non-GAAP basic weighted average shares 50.6 52.9 Non-GAAP diluted weighted average shares 63.3 61.2 In millions Q1 23 Q2 23 GAAP operating expenses $52.2 $53.8 Share-based compensation (5.6) (6.4) Amortization (2.1) (2.1) Other (1.3) (0.5) Non-GAAP operating expenses $43.3 $44.8

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 24 $ millions Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $161.6 $161.6 Gross Profit 67.5 1.6 — — 69.1 Gross Margin 41.8% 42.7% Operating Expenses $53.8 (6.4) (2.1) (0.5) $44.8 Operating Income $13.7 7.9 2.1 0.5 $24.3 Net Income (loss) ($85.3) 7.9 2.1 95.9 $20.6 Q2 2023 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income (loss) per Diluted Common Share GAAP Non-GAAP Net Income (loss) ($85.3) $20.6 Add: Interest on Convertible Senior Notes — 1.5 Net income (loss) available to common shareholders (85.3) 22.1 Basic weighted average common shares 52.9 52.9 Add: Dilutive effect of share-based awards — 0.8 Add: Dilutive effect of 2025 Convertible Senior Notes — 3.4 Add: Dilutive effect of 2027 Convertible Senior Notes — 4.2 Diluted weighted average common shares 52.9 61.2 Basic income (loss) per common share ($1.61) $0.39 Diluted income (loss) per common share ($1.61) $0.36 Other Non-GAAP Adjustments Changes in contingent consideration $0.3 Acquisition related 0.2 Subtotal 0.5 Non-cash Interest Expense 0.3 Other (income) expense, net 97.1 Non-GAAP tax adjustment (2.1) Total Other $95.9

Q2 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 25 Reconciliation of GAAP to non-GAAP Financial Data Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $155–$175 $155–$175 Gross Profit 63–73 2 — — 65–75 Gross Margin 41%–42% 42%–43% Operating Expenses $53–$55 (6) (2) — $45–$47 Operating Income $10–$17 8 2 — $20–$27 Net Income $9–$15 8 2 (2) $17–$23 Income per Diluted Share $0.16–$0.27 $0.30–$0.40 Q3 2023 Guidance ($ millions, except per share amounts) Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income $9–$15 $17–$23 Add: Interest on Convertible Senior Notes 0-1 1-1 Net income available to common shareholders 9-16 18-24 Basic weighted average common shares 55 55 Add: Dilutive effect of share-based awards 1-1 1 Add: Dilutive effect of 2025 Convertible Senior Notes 0-1 1 Add: Dilutive effect of 2027 Convertible Senior Notes 2-2 2 Diluted weighted average common shares 58-59 59 Income per diluted common share $0.16-$0.27 $0.30-$0.40 Reconciliation of GAAP Net Income to non-GAAP Operating Income GAAP Net Income $9–$15 Share-Based Compensation 8 Amortization 2 Income tax expense (benefit) 1-2 Non-GAAP Operating Income $20–$27